Supplement Dated March 2, 2017 to your Prospectus Dated May 2, 2016

At a meeting held on November 11, 2016, the Board of Trustees of Oppenheimer Variable Account Funds considered and approved the proposal of the Reorganization of Oppenheimer Equity Income Fund/VA (the “Acquired Fund”) into Oppenheimer Main Street Fund®/VA (the “Acquiring Fund”). A special meeting of shareholders was held on February 10, 2017, where shareholders voted on and approved the Reorganization. Pursuant to the Reorganization, the Acquired Fund will liquidate by transferring substantially all of its assets to the Acquiring Fund. The reorganization is scheduled to take place at the close of business on or about April 28, 2017.

Effective at the close of business on April 26, 2017, shares of the Acquired Fund will be closed to all new and subsequent investments, including program trades.

As a result of the Reorganization, at the close of business on or about April 28, 2017:

(i)	If any of your Contract Value is currently invested in the Acquired Fund Sub-Account, that Contract Value will be merged into the Acquiring Fund Sub-Account;

(ii)	If any portion of your future Premium Payments is allocated to the Acquired Fund Sub-Account, that portion will now be allocated to the Acquiring Fund Sub-Account.

(iii)	Any transaction that includes an allocation to the Acquired Fund Sub-Account will automatically be allocated to the Acquiring Fund Sub-Account;

(iv)
Unless you direct us otherwise, if you are enrolled in any DCA, InvestEase®, Asset Rebalancing Program or other administrative program that includes transfers of Contract Value or allocation to the Acquired Fund Sub-Account, your enrollment will automatically be updated to reflect the Acquiring Fund Sub-Account;

(v)	Unless you direct us otherwise, if you are enrolled in an Automatic Income Program, your enrollment will automatically be updated to reflect the Acquiring Fund Sub-Account;

(vi)	All references and information contained in the prospectus for your Contract related to the Acquired Fund are deleted and replaced with the Acquiring Fund.

This supplement should be retained with the prospectus for future reference.

HV-7689